Exhibit 99.2

Barclays Bank PLC

745 Seventh Avenue, 4th Floor

New York, New York 10019

March 11, 2013

Green Tree Servicing LLC

345 St. Peter Street

1100 Landmark Towers

St. Paul, Minnesota 85102

Attention: Cheryl Collins

Re:	Master Repurchase Agreement Pricing Side Letter

Ladies and Gentlemen:

Reference is hereby made to, and this pricing side letter is hereby incorporated by reference into, the Master Repurchase Agreement, dated as of March 11, 2013 (the “Agreement”), between Green Tree Servicing LLC (“Seller”) and Barclays Bank PLC (“Purchaser” and “Agent”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

Section 1.	Definitions.

The following referenced in Section 1 of the Agreement shall have the meanings set forth below:

“Additional Eligible Loan Criteria” shall mean each of the following eligibility requirements to be satisfied by a Mortgage Loan, as applicable:

(i) The Purchase Price of any Mortgage Loan that is an Aged Mortgage Loan, when added to the aggregate outstanding Purchase Price for all Mortgage Loans then subject to Transactions hereunder or under the Mortgage Loan Participation Purchase and Sale Agreement that are Aged Mortgage Loans shall not exceed [    ]% of the sum of Aggregate MRA Purchase Price and the Aggregate EPF Purchase Price then outstanding;

(ii) The Purchase Price of such Mortgage Loan, when added to the Aggregate MRA Purchase Price, does not exceed, as of any date of determination, the lesser of (a) the Maximum Aggregate Purchase Price (less the Aggregate EPF Purchase Price) and (b) the Asset Base;

(iii) Such Mortgage Loan does not exceed the Maximum Age Since Origination;

(iv) The Purchase Price of any Mortgage Loan that is a Wet-Ink Mortgage Loan, when added to the aggregate outstanding Purchase Price for all Mortgage Loans then subject to Transactions that are Wet-Ink Mortgage Loans, does not exceed the Wet-Ink Mortgage Loan Sublimit;

(v) If such Mortgage Loan is a Wet-Ink Mortgage Loan: (a) the Mortgage Note has been delivered to the Custodian on or prior to the [                    ] Business Day after the related Purchase Date and the (b) the Wet-Ink Mortgage Loan Document Receipt Date is on or prior to the [                    ] Business Day after the related Purchase Date;

(vi) The Purchase Price of any Jumbo Mortgage Loan, when added to the aggregate outstanding Purchase Price for all Mortgage Loans then subject to Transactions that are Jumbo Mortgage Loans, does not exceed the Jumbo Mortgage Loan Sublimit; and

(vii) Such Mortgage Loan shall not be a Mortgage Loan of a loan type deemed an unacceptable risk for any reason at the Purchaser’s reasonable discretion; provided, however, that a Mortgage Loan that meets the Applicable Agency guidelines shall not be deemed an unacceptable risk.

“Aged Mortgage Loan” means a Mortgage Loan for which the time between the Origination Date and the date of determination is more than (i) [                    ] Business Days, with respect to Wet-Ink Mortgage Loans; (ii) [                    ] days, with respect to Fannie Mae Mortgage Loans and Freddie Mac Mortgage Loans, (iii) [                    ] days, with respect to Ginnie Mae Mortgage Loans and (iv) [                    ] days, with respect to Jumbo Mortgage Loans.

“Applicable Margin” means with respect to the type of Mortgage Loan indicated in the following table, an amount equal to applicable percentage set forth in the following table:

Type of Mortgage Loan	Margin
Wet-Ink Mortgage Loans	[	]%
Agency Mortgage Loans (Non-Wet-Ink-Mortgage-Loans only)	[	]%
Jumbo Mortgage Loans (Non-Wet-Ink-Mortgage-Loans only)	[	]%

“Assignment of Trade (AOT) TBA” or “AOT TBA” means TBA trade or trades performed with an acceptable third party and under acceptable assignment of trade form to Purchaser.

“Committed Amount” means an amount equal to (i) $250,000,000, minus (ii) the Aggregate EPF Purchase Price for all transactions in respect of the Committed Amount (as defined in the Mortgage Loan Participation Purchase and Sale Agreement) under the Mortgage Loan Participation Purchase and Sale Agreement, on a committed basis.

“Default Rate” means, as of any date of determination, the lesser of (i) LIBOR plus [    ] percent ([    ]%) and (ii) the maximum rate permitted by applicable law. The Default Rate is calculated on the basis of a 360-day year and the actual number of days elapsed between the date of Default and the date of determination.

“Due Diligence Review Percentage” means [    ] percent ([    ]%) of the Mortgage Loans subject each Transaction under the Agreement.

“Error Rate” means a monthly calculation equal to the result of (i) any Mortgage Loan that is ineligible to be delivered to any Agency, or rejected by or otherwise deemed ineligible by such Agency, divided by (ii) Mortgage Loans on which Seller performed due diligence in the immediately prior calendar month.

“Initial Fee” means an amount equal to $[        ], which amount shall be payable in accordance with Section 2 of this Pricing Side Letter.

“Jumbo Mortgage Loan Sublimit” means, as of any date of determination, an amount equal to the greater of (a) the product of (i) the sum of the Aggregate MRA Purchase Price and the Aggregate EPF Purchase Price then outstanding, and (ii) [    ]% and (b) the product of (i) the Maximum Aggregate Purchase Price and (ii) [    ]%.

“Maximum Age Since Origination” means for each Eligible Mortgage Loan, the following period of time commencing with the related Origination Date for which such Eligible Mortgage Loan may be subject to a Transaction hereunder:

Type of Mortgage Loan	Maximum Age Since Origination
Wet-Ink Mortgage Loan	[ ] Business Days
Wet-Ink Mortgage Loan (related Mortgage Note delivered to Custodian, but Wet-Ink Mortgage Loan Document Receipt Date has not occurred)	[ ] Business Days
Fannie Mae Mortgage Loan Freddie Mac Mortgage Loan Ginnie Mae Mortgage Loan	[ ] calendar days
Jumbo Mortgage Loan	[ ] calendar days

“Maximum Aggregate Purchase Price” means, with respect to the Agreement and the Mortgage Loan Participation Purchase and Sale Agreement in the aggregate, an amount equal to the sum of the Committed Amount and the Uncommitted Amount.

“Maximum Error Rate” means [    ]%.

“Non-Utilization Fee” means a non-utilization fee equal to the product of (i) the greater of (a) [            ] and (b) [            ], minus the Utilized Amount, and (ii) [            ] ([    ]%), divided by twelve (12), which amount shall be payable in accordance with Section 2 of this Pricing Side Letter.

“Purchase Price Percentage” means with respect to the type of Mortgage Loan indicated in the following table, an amount equal to applicable percentage set forth in the following table:

Type of Mortgage Loan	AOT TBAs		No Trade Assignment
Wet-Ink Mortgage Loans	[	]%	[	]%
Agency Mortgage Loans (Non-Wet-Ink-Mortgage-Loans only)	[	]%	[	]%
Jumbo Mortgage Loans (Non-Wet-Ink-Mortgage-Loans only)	[	]%*	[	]%

*	This percentage is applicable only if such Jumbo Mortgage Loan is subject to an enforceable trade commitment with an affiliate of the Purchaser.

The Purchase Price Percentage shall be reduced by [    ]% for Aged Mortgage Loans. The Purchase Price Percentage for any Mortgage Loan that has exceeded its Maximum Age Since Origination shall be zero.

“Purchaser’s Wire Instructions” means:

[                    ]

“Uncommitted Amount” means an amount equal to (i) $250,000,000, minus (ii) the Aggregate EPF Purchase Price for all transactions in respect of the Uncommitted Amount (as defined in the Mortgage Loan Participation Purchase and Sale Agreement) under the Mortgage Loan Participation Purchase and Sale Agreement, on a committed basis.

“Utilized Amount” means the average daily utilization during the preceding month (or with respect to the Termination Date, during the period from the date through which the last Non-Utilization Fee calculation has been made to the Termination Date) by Seller which is calculated by dividing (i) the sum of the Aggregate EPF Purchase Price and the Aggregate MRA Purchase Price during such period, by (b) the number of days in such period.

“Wet-Ink Mortgage Loan Sublimit” means, as of any date of determination, an amount equal to the greater of (a) the product of (i) the sum of the Aggregate MRA Purchase Price and the Aggregate EPF Purchase Price then outstanding, and (ii) [    ]% and (b) the product of (i) the Maximum Aggregate Purchase Price and (ii) [    ]%.

Section 2.	Facility Fees.

The payment of all fees payable to Purchaser, Agent or their respective agents hereunder or under any Program Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim in accordance with the Purchaser’s Wire Instructions. The Initial Fee shall be deemed earned by and shall be payable to the Purchaser on the Effective Date.

On a monthly basis commencing with April 1, 2013 and on the Termination Date, Agent shall determine the Non-Utilized Amount, and Seller shall pay to Purchaser the Non-Utilization Fee, if any, on the Monthly Payment Date or the Termination Date, as applicable.

Section 3.	Error Rate.

Seller shall at all times maintain an Error Rate of less than the Maximum Error Rate. If the Error Rate equals or exceeds the Maximum Error Rate at any time, Purchaser shall have the option, exercisable in its sole discretion, to reduce the Purchase Price for future transactions hereunder.

Section 4.	Legal Fees and Expenses.

In accordance with Section 23(a) of the Agreement, Seller shall be responsible for legal fees and expenses, due diligence and other out-of-pocket expenses incurred by Purchaser, Agent or their respective agents in connection with preparation, review, negotiation or setting up of this Pricing Side Letter, the Agreement, the other Program Documents and the transactions contemplated thereby, whether or not the transaction closes.

Section 5.	GOVERNING LAW.

THIS PRICING SIDE LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 6.	Counterparts.

This Pricing Side Letter may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Pricing Side Letter by signing and delivering one or more counterparts. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

GREEN TREE SERVICING LLC, as Seller

By:
Name:	Cheryl A. Collins
Title:	SVP & Treasurer

BARCLAYS BANK PLC, as Purchaser and Agent

By:
Name:
Title:

Signature Page to MRA Pricing Side Letter – Barclays/Green Tree